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                           MML SERIES INVESTMENT FUND
                        Supplement dated December 1, 1999
                      to the Prospectus dated May 3, 1999,
                     as previously supplemented June 4, 1999


The Prospectus is changed as follows:

1. The first full paragraph under the heading "Principal Investment Strategies" for the MML Small Cap Value Equity Fund is deleted and the following is substituted in its place:

         The Fund invests primarily in stocks, securities convertible into stocks and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund generally invests in publicly traded stocks of companies with market capitalizations in the range of companies in the Russell 2000 Index (between approximately $5 million and approximately $7.0 billion), the Fund's benchmark. Normally, however, at least 65% of the Fund's investments will be in small cap companies. For these purposes, the Fund treats as "small cap" those companies with market capitalizations of up to $1.5 billion at the time of purchase. However, the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company's market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

2. The portfolio manager of the MML Small Cap Value Equity Fund changed on December 1, 1999. The description of the former portfolio manager is deleted and the following is substituted in its place:

         Paul S. Szczygiel is the person principally responsible for the day-to-day management of the MML Small Cap Value Equity Fund since December 1, 1999. Prior to assuming day-to-day responsibility for managing the Fund, Mr. Szczygiel was actively involved in assisting the previous portfolio manager. Mr. Szczygiel also currently serves as portfolio manager for several other registered and unregistered funds sponsored by David L. Babson with similar investment objectives to the Fund. Mr. Szczygiel is a Chartered Financial Analyst with over 14 years of investment experience, and has been associated with the MassMutual organization since 1994, prior to which he was an Associate Director at Bear Stearns. Mr. Szczygiel is assisted in the day-to-day management of the Fund by a team of Babson investment professionals.

December 1, 1999
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                           MML Series Investment Fund
                        Supplement dated December 1, 1999
          to the Statement of Additional Information dated May 3, 1999 as previously supplemented June 11, 1999
                              and November 3, 1999

The Statement of Additional Information is changed as follows:

1. The first full paragraph under the heading "E. MML Small Cap Value Equity" on page B-8 of the Statement of Additional Information is deleted and in its place is substituted the following:

         The Fund's current non-fundamental policy is that, under normal circumstances, at least 65% of the value of its total assets will be invested (determined at the time the Fund invests its assets) in equity securities which are issued by companies with market capitalization, at the time of purchase, of $1.5 billion or less. The Fund is not, however, required to sell portfolio securities as a result of an issuer's market capitalization increasing over $1.5 billion. Consequently, during periods of equity market strength, a substantial portion of the Fund's portfolio may consist of securities issued by companies with a market capitalization in excess of $1.5 billion. The Fund may purchase securities with above-average volatility relative to indices like the S&P 500 Stock Index. While such volatility frequently may involve the opportunity for greater gain, it also generally involves greater risk of loss and, as a result, the Fund's shares are suitable only for those investors who are in a financial position to assume such risk.

December 1, 1999